UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2025
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Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (609) 897-7300
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02 Unregistered Sales of Equity Securities.

Since September 30, 2025, the end of the period covered by the most recent report filed on any of Forms 8-K, 10-K or 10-Q under this Item 3.02 by Miami International Holdings, Inc. (the “Company”), through December 15, 2025, the Company issued a total of 4,006,946 shares of its common stock, par value $0.001 per share (“Common Stock”) in connection with (i) the conversion of quarterly accrued but unpaid interest under a convertible promissory note in the principal amount of $5,000,000 (the “$5 Million Note”), (ii) the conversion of the $5 Million Note, plus accrued but unpaid interest thereunder, and (iii) the exercise of warrants by certain of the Company’s holders for an aggregate of $2,419,500 in cash consideration and the surrender of 733,923 shares of Common Stock pursuant to cashless exercises. On December 15, 2025, with the issuance of shares described in (iii) above, the aggregate number of shares of Common Stock issued in unregistered transactions during the foregoing period has exceeded five percent (5%) of the total number of such shares issued and outstanding as of September 30, 2025.

Title of Securities	Issuance Date	Number of Shares Issued	Aggregate Consideration
Common Stock	10/1/2025	7,483	Conversion of $119,726 worth of accrued but unpaid interest under a convertible promissory note at a price per share of $16.00.
Common Stock	10/1/2025	5,422	Surrender of 10,628 shares of Common Stock pursuant to cashless exercise of a warrant
Common Stock	10/24/2025	990	Surrender of an aggregate of 1,489 shares of Common Stock pursuant to cashless exercise of warrants
Common Stock	11/3/2025	153,162	Surrender of an aggregate of 23,285 shares of Common Stock pursuant to cashless exercise of warrants
Common Stock	12/4/2025	317,787	Conversion of a convertible promissory note in the principal amount of $5,000,000, plus accrued but unpaid interest thereunder at a price per share of $16.00.
Common Stock	12/12/2025	3,522,102	$2,419,500 plus surrender of an aggregate of 698,521 shares of Common Stock pursuant to cashless exercise of warrants

The securities referred to in this Item 3.02 on Form 8-K were issued and sold in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events.
On December 15, 2025, the Company completed a public secondary offering, pursuant to which certain of the Company’s existing stockholders sold an aggregate of 6,750,000 shares of Common Stock at a price of $41.00 per share. The underwriters exercised in full their option to purchase an additional 1,012,500 shares of Common Stock, at a price to the public of $41.00 per share. The Company did not sell any shares of Common Stock in the offering and will not receive any proceeds from the offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2025

Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Office